Exhibit 99.1

      Annual Member MeetingFeb 27, 2017  1

 Forward Looking Statement   This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are made in good faith by Lincolnway Energy, LLC and are identified by including terms such as “may,” “will,” “should,” “expects,” “anticipates,” “estimates,” “plans,” or similar language. All of these forward-looking statements are expressly qualified by the risk factors contained in our filings with the Securities and Exchange Commission, including without limitation, those identified in our annual report on Form 10-K for the fiscal year ended September 30, 2016. These risk factors could cause actual results to differ materially from those contained in any forward-looking statement made by or on behalf of Lincolnway Energy and include, without limitation, competition in the ethanol industry, commodity market risks, financial market risks, counter-party risks, and risks associated with changes to federal policy or regulation. The forward-looking statements contained in this presentation are included in the safe harbor protection provided by Section 27A of the Securities Act of 1933. Lincolnway Energy does not undertake to update any forward-looking statement made herein or which may be made from time to time by or on behalf of Lincolnway Energy unless an update is required by applicable securities laws.  2

 Jeff TaylorChairman

Meeting Agenda

- Annual Meeting Business
  - Call to Order – Jeff Taylor
  - Board Members – Jeff Taylor
  - Introduction of Board Slate – Jeff Taylor
  - Reading of FY 2016 Annual Meeting Minutes – Bill Couser
  - Introduction of CEO – Bill Couser
- State of the Company & Year in Review– Eric Hakmiller
- Management Team
  - Commercial Outlook – Blair Picard
  - Operational Performance– Darrel Boll
  - Financial Director – Kris Strum
- Technology Overview and Future Direction– Eric Hakmiller
- Election Results –Kris Strum
- Questions
- Adjourn

4

Board Members

Board Members	
Jeff Taylor – Chairman	Jim Hill – Director
Brian Conrad – Vice Chairman	Tim Fevold – Director
Terry Wycoff – Treasurer	Rick Vaughan – Director
Bill Couser - Secretary	Kurt Olson – Director
	Jim Dickson - Director

5

Committee Positions

Audit Committee

Brian Conrad – Chairman
Tim Fevold
Rick Vaughan
Jim Dickson

Nominating & Corporate Governance Committee

Tim Fevold – Chairman
Terry Wycoff – Vice Chairman
Kurt Olson
Brian Conrad

Finance Committee

Terry Wycoff – Chairman
Jim Hill – Vice Chairman
Bill Couser
Brian Conrad

Human Resources & Compensation Committee

Kurt Olson – Chairman
Bill Couser – Vice Chairman
Rick Vaughan
Jim Hill
Jim Dickson

Ad Hoc Risk Committee

Jim Hill – Chairman
Bill Couser
Brian Conrad
Kurt Olson
Rick Vaughan

6

 Bill CouserReading of the Minutes

   State of the Company& Year in Review  Eric HakmillerPresident and CEO

 Mission  Our mission remains to produce clean renewable energy, maintain a safe and rewarding place to work and maximize shareholder value  9  Lake  Pond (Filled)

Management Team

Eric Hakmiller
President

Darrel Boll
Operations Director

Kris Strum
Financial Director

Blair Picard
Commercial Director

Plant Oversight

- Maintenance
- Engineering
- Production
- Logistics
- Capex Spend

Company Control

- Finance
- SEC Comp.
- Cash Flow
- Project Returns
- Infor Systems

Market Oversight

- Corn Buying
- Ethanol Sales
- DDGS Sales
- Corn Oil Sales
- Rail Car Use

10

 Year in Review  FY 2016  We fixed production issues in Jan 2016We are running better than ever in our historyOur yields were at record levels in DecCorn oil is at the very high end of the industryWe have had three quarters of growing profitability  11  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Darrel BollLincolnway Energy  Director of Operations and New Technology  12

 Production  13  Operations Management & New Technology  ProjectEngineering  Maintenance  Production  Safety  ProductionCrew  Lab  MaintenanceCrew  ProcessEngineering  Lab Techs      Mechanical Team  Process Team

 Production 2016  14  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement    2011-2015

 Production 2016  FY16 was focused on operations, cleaning, replacing valves and pipesDistillation underwent a complete overhaulProduction runs steady in the 180,000 – 185,000 gal/dayThis is a 63-65 million gal/yr rate or 8-10% better than our best year  15  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Yield Performance  16  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Yield Performance  Yields have improved to the 2.86-2.90 level by DecFerm alcohol percentage runs regularly at 14.3 -14.6% with less than 1% residual sugarsOur fermentations have never run this clean which is why we have not had an infection issue in close to a year  17  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Corn Oil Production  18  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Corn Oil Yield  We have been steadily increasing yieldsWe added an additional centrifuge and residence time in the last18 months agoCorn oil now contributes $500,000 to our revenue each month  19  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Distillation Projects  Three projects installed in distillation & fermentationFirst projects in this area since startup  Sweetenoff - Energy SavingsEconomizer - Energy savingsC02 Scrubber –Yield increase  20  All projects completed in Jan ‘17 and showing returns in line with forecast  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Blair PicardLincolnway Energy  Commercial Director  21

 Gross Margin  22  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement  2011-2015

 Gross Margin  23  Gross margins in had the longest period of stability in ethanol historyProduction rates have been strong across the industryDomestic demand has kept up the pace with the industryThere were no corn supply issues in the US  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Grain Silo  We finished construction of the silo August of 2016We have been able to be open every day since constructionSilo was full at the end of harvest which allowed us to carry the corn to the end of Dec and take advantage of cheaper priceWe bought 500,000 more bushels of corn from the farmer during harvest than previous years  24        Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 The Future of Ethanol  Gasoline Consumption Falling  Ethanol Blend Rate Rising  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement  25

 New Administration  26  “Rest assured that your president and this administration values the importance of renewable fuels to America’s economy and to our energy independence. As I emphasized throughout my campaign, renewable fuels are essential to America’s energy strategy.” – Donald Trump Letter to 2017 National Ethanol Conference  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Kris Strum  Financial Director  27

 28  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 29  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 30  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Share Value  31  Share price change + Dividend  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Future State of company  Pure Stream  32

Lincolnway Energy Strategic Vision

Maximize Shareholder Value through
- Operational Excellence &
- Innovation

How do we handle the risk?

- Design change in modules
- Each step adding to cash flow
- Focus on the front end of the plant
- Establish a vision and bend technology around that vision

A process we call

PureStream

Lincolnway Annual Meeting 2017
Disclaimer Subject to Forward Looking Statement

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 Production Process  Current Operation  Status  LWE is operational through Phase III of the Purestream developmentWe are seeing the results of investmentWe are making more ethanol than ever beforeWe are separating more corn oil than ever as well  34  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Next Phase  Phase 4 (a)  35  Phase 4(a)  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Introducing  36  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 PureStream™ 42  37    Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

Value Creation

Protein Market

- Protein markets value amino acid profiles and purity content
- Increase in purity increases the value of protein on an exponential basis

Protein Value Curve



Protein Value Curve
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$0.00
Dollars per Ton
Corn Gluten Meal
PureStream™ 42
Soy Meal
DDGS
Corn Gluten Feed
21%
27%
48%
60%
Percentage Protein

Lincolnway Annual Meeting 2017
Disclaimer Subject to Forward Looking Statement
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 Targeted Species  Swine  Iowa is the largest grower of swine in the USWe would target high value periods of the life cycle There is a growing demand for locally produced feedsThe key is amino acids for muscle developmentPureStream™ 42 has been described as “an ideal sow feed”  Swine Production in Iowa  39  Academic work being conducted at the University of IllinoisWe are also working with Iowa State with a poultry feeding trial  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

Development Work

Construction

- A new drying system needs to be installed
- It will be located old coal boiler building
- The coal loading facility will be repurposed as a protein load out facility
- Installed infrastructure will save 30% on the project

Plant Site



Targeting approval and completion by Q1 FY 18

Lincolnway Annual Meeting 2017
Disclaimer Subject to Forward Looking Statement
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Further Development of the Region    41

 Plant Site  42  Site 4  Site 1  Site 2  Site 3  Good infrastructure from Nevada  Access to the UP  Ames  Nevada  Ames has annexed to I-35Infrastructure 2017  Access to I 35  Access to Iowa State  Developments in 2017  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 FY 2017  Target and Goals for 2017  43

 Primary Focus 2017  44  Dividend payment to investorsCapital investment in new drying capacityEfficiency in operationsDevelopment of the adjacent real estate  Lincolnway Annual Meeting 2017 Disclaimer Subject to Forward Looking Statement

 Questions  45

 ELECTION RESULTS  46

 Thank YouFor Attending  47